RiverNorth Funds

Supplement dated September 17, 2008 to the Prospectus dated February 1, 2008

On May 28, 2008, at a meeting of the Board of Trustees of RiverNorth Funds, the Board of Trustees voted to retain Unified Fund Services, Inc. (Unified") as the Fund's transfer agent, fund accountant and administrator.  Therefore, all references to Mutual Shareholder Services LLC (“MSS”) should be replaced with references to Unified and with regard to the administration agreement only, the Adviser should be replaced with Unified.  RiverNorth Capital Management, Inc. remains the investment adviser to the Fund.   The Board of Trustees also approved the hiring of Unified Financial Securities, Inc. as distributor for the Fund effective October 3, 2008. The address for Unified Fund Services, Inc. and Unified Financial Securities, Inc. is 2960 North Meridian Street, Suite 300, Indianapolis, Indiana, 46208.

All purchase and redemption requests and all communications regarding the Fund should be sent to Unified at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana, 46208.  The Fund's telephone number, 1-888-848-7569, has not changed.

Additionally, effective October 3, 2008, the Fund will no longer make redemption payments to third parties or send redemption checks to any address other than the address of record.  This does not include redemption checks sent to financial intermediaries who have established accounts for the benefit of the shareholder.

The section of the Prospectus titled "Redemption Fee" is replaced with the following:

REDEMPTION FEE

Shareholders that redeem shares within a 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.  Due to operational considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

On May 28, 2008, the Board of Trustees of the RiverNorth Funds voted to activate the Fund's Rule 12b-1 Plan, effective October 3, 2008.  Therefore the following fee table and expense example (and the accompanying footnotes) should replace the fee table and expense example in the Fund's current Prospectus:

FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of the amount redeemed)[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses (Underlying Funds)[2]	0.37%
Other Expenses[3]	0.96%
Total Annual Fund Operating Expenses[4]	2.58%
Less Fee Waiver	(0.61)%
Net Expenses After Waiver	1.97%

1 The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.  For more information, please see "Redemption Fee" in this prospectus.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Certain intermediaries may waive the wire transfer fee.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds.  The Total Annual Fund Operating Expenses in this table will not correlate to the expense ratio in the Fund’s financial statements (or the Financial Highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect costs of investing in other funds.  Excluding the indirect costs of investing in any acquired fund, the Total Annual Fund Operating Expenses would be 1.60% after fee waivers, and 2.21% before fee waivers.

3 Other Expenses have to be restated to reflect current fees.

4 The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the Underlying Funds in which the Fund invests, and extraordinary expenses) to 1.60% of the average daily net assets of the Fund through January 31, 2009.  Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations.  The addition of excluded expenses may cause the Fund's Net Expenses after deferral and/or reimbursements to exceed the maximum amount of 1.60% agreed to by the adviser.

This Supplement, the Supplement dated May 1, 2008, and the existing Prospectus dated February 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated February 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-848-7569.